UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 18, 2009.

UNICAPITAL ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-53148	To be applied
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 S Lake Ave., Suite 208, Pasadena, CA 91101
(Address of principal executive offices)(Zip Code)

(626) 577-8300
(Registrant’s telephone number, including area code)

UNICAPITAL ACQUISITION CORP.
99 S Lake Ave., Suite 208, Pasadena, CA 91101
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On March 11, 2009 the Company entered into an agreement and plan of merger with Tai Pan Holding, Inc., a Delaware corporation.  Pursuant to the agreement, Tai Pan Holding, Inc. shall be merged with and into Unicapital Acquisition Corp., whereupon the separate existence of Tai Pan Holding, Inc. shall cease and Unicapital Acquisition Corp. shall be the surviving corporation.

Upon completion of the merger transaction, the Company shall change its name to Tai Pan Holding, Inc.

Item 5.01.  Changes in Control of Registrant.

On March 16, 2009 the Company merged with Tai Pan Holding, Inc. The effects of capital stock upon the merger: (a) each share of Tai Pan issued and outstanding common stock immediately be converted into the right to receive from Unicapital Acquisition Corp., one fully paid and non-assessable, issued and outstanding share at the new par value per share. (b) each share owned by Tai Pan shareholder shall be canceled and no payment shall be made with respect thereto. (c) all of the Unicapital Acquisition Corp common stocks that were issued and outstanding immediately shall retire and be canceled.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Chang in Fiscal Year.

On March 11, 2009 the Board of Directors passed the unanimous written consent to amend the Article of Incorporation to increase the par value of its common stock and prefer stock from $0.0001 to $0.01 per share; and increase its authorized common shares from 250,000,000 to 300,000,000.  The amendments become effective with the Delaware Secretary of State on March 12, 2009.

(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 11, 2009.
99.1	Unanimous Written Consent by the Board of Directors of the Company, approving the Amendment of Article of the Company.
99-2	Unanimous Written Consent of the Board of Directors and Majority Shareholders, approving the merger between the Company and Tai Pan Holding, Inc.
99-3	Written Consent of Shareholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICAPITAL ACQUISITION CORP.
Dated: March 18, 2009	By:	/s/ Cheng Yu Wang
Cheng Yu Wang
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 11, 2009.
99.1	Unanimous Written Consent by the Board of Directors of the Company, approving the Amendment of Article of the Company.
99.2	Unanimous Written Consent of the Board of Directors and Majority Shareholders, approving the merger between the Company and Tai Pan Holding, Inc.
99.3	Written Consent of Shareholders of the Company.